Exhibit 23(i)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Universal Communication Systems, Inc. of our report dated February 06th 2003 appearing in Universal Communication Systems, Inc.'s (formerly World Wide Wireless Communications, Inc.) Form 10-KSB for the fiscal year ended September 30, 2002.


                                                     /s/ Reuben E. Price & Co.
                                                     ---------------------------
                                                     REUBEN E. PRICE AND COMPANY


San Francisco, California
February 19th, 2003